EXHIBIT 10.2

FOURTH AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT
This FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of February 15, 2019 is made by and among PRIORITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), the other Credit Parties party hereto as Guarantors, the Lenders party hereto and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, Borrower has entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among Borrower, the other Credit Parties party thereto from time to time as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent and Lead Arranger (as the same has been and may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, and and as amended hereby, the “Credit Agreement”);
WHEREAS, Borrower has requested that the Administrative Agent and Requisite Lenders agree to certain amendments to the Credit Agreement, as more fully set forth herein;
WHEREAS, the Administrative Agent and Requisite Lenders are willing to agree to such amendments, subject to and in accordance with the terms and conditions set forth herein; and
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1.RULES OF CONSTRUCTION. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and Preliminary Statements hereto.
SECTION 2.    AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction (or waiver in writing by Requisite Lenders and the Administrative Agent) of the conditions set forth in Section 5 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, Section 5.01 of the Credit Agreement is hereby amended by inserting the following new paragraph immediately after clause (l) thereof:
Notwithstanding the foregoing, the obligations in Section 5.01(b) and (c) may be satisfied with respect to financial information of Borrower and its Subsidiaries by furnishing (I) the applicable financial statement of Borrower (or any direct or indirect parent of Borrower) or

(II) Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission; provided that, with respect to clauses (I) and (II), (i) to the extent such information relates to a parent of Borrower, such information is accompanied by consolidating information (which may be set forth in footnotes to the financial information) that explains in reasonable detail the differences between the information relating to such parent and its Subsidiaries, on the one hand, and the information relating to Borrower and its Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 5.01(c), such materials are accompanied by a report and opinion of RSM US LLP or any other independent certified public accounting firm of nationally recognized standing reasonably satisfactory to the Administrative Agent, which report shall be unqualified as to “going concern” and scope of audit (other than any qualification or exception that is solely with respect to, or resulting solely from, (A) an upcoming maturity date of any of the Obligations or (B) any potential inability to satisfy a financial maintenance covenant on a future date or in a future period), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower (or such parent entity) and its Subsidiaries as at the dates indicated and the results of their operations and their Cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements have been made in accordance with generally accepted auditing standards.

SECTION 3.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Credit Document” under and as defined in the Credit Agreement and the other Credit Documents.
SECTION 4.    REPRESENTATIONS & WARRANTIES; ACKNOWLEDGEMENTS. In order to induce each Lender party hereto and the Administrative Agent to enter into this Amendment, each Credit Party:
(a)    represents and warrants to each Lender and the Administrative Agent on and as of the date hereof, that:
(i)    Each Credit Party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, in each case, to which it is a party and to carry out the transactions contemplated thereby.
(ii)    The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.
(iii)    This Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party,

enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(iv)    Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(b)    acknowledges and agrees for the benefit of each Lender and the Administrative Agent on and as of the date hereof, that:
(i)    no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection exists in favor of such Credit Party against Administrative Agent or any Lender arising out of or with respect to (x) the Obligations, this Amendment or the other Credit Documents, (y) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (z) the administration or funding of the Loans;
(ii)    (x) Administrative Agent’s and Requisite Lenders’ agreement to agree to the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent or any Lender to consider or agree to any further waiver, consent or amendment with respect to any Credit Document, and (y) in the event that Administrative Agent or any Lender subsequently agrees to consider any further waiver, consent or amendment with respect to any Credit Document, neither this Amendment nor any other conduct of Administrative Agent or any Lender shall be of any force and effect on Administrative Agent’s or any Lender’s consideration or decision with respect thereto.
SECTION 5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions:
(a)    The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment (whether the same or different counterparts) from each Credit Party named on the signature pages hereto, the Administrative Agent and the Requisite Lenders.
(b)    The Administrative Agent shall have received a fully-executed copy of the fourth amendment to the Senior Credit Agreement (the “Senior Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The effectiveness of the Senior Credit Agreement Amendment shall have occurred or shall occur concurrently with the effectiveness of this Amendment.
(d)    The Borrower shall have paid all reasonable and documented out‑of‑pocket fees and expenses (including the reasonable and documented legal fees and expenses of Hunton Andrews Kurth LLP, counsel to Administrative Agent) required to be paid or reimbursed by Borrower under this Amendment and the Credit Agreement; provided, that an invoice for all such fees and expenses shall be received by Borrower at least one (1) Business Day prior to the date hereof
(e)    Both immediately before and after giving effect to this Amendment, (i) no Default or Event of Default shall have occurred or be continuing or result therefrom and (ii) the representations and warranties contained in Section 4 of this Amendment shall be true and correct.
SECTION 6.    REAFFIRMATION. To induce the Lenders party hereto and Administrative Agent to enter into this Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. Each Credit Party acknowledges and agrees that (a) each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Credit Party to avoid or delay timely performance of its obligations under the Credit Documents.
SECTION 7.    MISCELLANEOUS PROVISIONS.
(a)    Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(b)    Governing Law; Submission to Jurisdiction, Etc. Sections 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(c)    Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)    Counterparts; Headings. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
(e)    Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.
BORROWER:                    PRIORITY HOLDINGS, LLC
By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

GUARANTORS:	PIPELINE CYNERGY HOLDINGS, LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY PAYMENT SYSTEMS LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

FINCOR SYSTEMS LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PIPELINE CYNERGY INC.

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

CYNERGY HOLDINGS, LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

CYNERGY DATA, LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY INTEGRATED PARTNER HOLDINGS, LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

PRIORITY PAYRIGHT HEALTH SOLUTIONS, LLC

By: /s/ THOMAS C. PRIORE
Name: Thomas C. Priore
Title: CEO

ROSCO ALPHA DELTA, LLC

By: /s/ COPLEY BROER
Name: Copley Broer
Title: Manager

PRIORITY REAL ESTATE TECHNOLOGY, LLC

By: /s/ COPLEY BROER
Name: Copley Broer
Title: President

ADMINISTRATIVE AGENT:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.

By: /s/ JUSTIN BETZER
Name: Justin Betzer
Title: Senior Vice President

LENDERS:	GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC.

By: /s/ JUSTIN BETZER
Name: Justin Betzer
Title: Senior Vice President